OTHER LONG TERM LIABILITIES	12 Months Ended
Dec. 31, 2014
Other Liabilities Disclosure [Abstract]
OTHER LONG TERM LIABILITIES
OTHER LONG-TERM LIABILITIES

(in thousands of $)	2014	2013
Unamortized sellers' credit	15,042	18,125
Other items	2,542	4
	17,584	18,129

The Company's six offshore supply vessels were acquired from Deep Sea and were chartered back to Deep Sea under bareboat charter agreements. As part of the purchase consideration, the Company received seller's credits totaling $37.0 million which are being recognized as additional bareboat revenues over the period of the charters.

Other items at December 31, 2014, includes the $2.5 million fair value of the guarantee provided by the Company to the providers of the loan facility to SFL West Polaris, following the sale of that company (see Note 16: Investment in Associated Companies).